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                                                                   Exhibit 10.19

                    Certification of Chief Financial Officer

          Pursuant to 18 U.S.C. 'SS' 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Cooper Companies, Inc.(the "Company") hereby certifies that:

          (i) To his knowledge, the accompanying Annual Report on Form 10-K of the Company for the year ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) To his knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 27, 2003                  /s/ Robert S. Weiss
                                        ----------------------------------------
                                        Robert S. Weiss
                                        Executive Vice President and
                                        Chief Financial Officer


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